Exhibit 99.2

BANKFINANCIAL CORPORATION
FIRST QUARTER 2019
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019	2018
	IQ	IVQ	IIIQ	IIQ	IQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.91%	1.92%	0.97%	1.18%	0.90%
Return on equity (ratio of net income to average equity) (1)	7.68	15.72	7.68	9.39	7.13
Net interest rate spread (1)	3.35	3.24	3.30	3.31	3.38
Net interest margin (1)	3.64	3.52	3.51	3.49	3.53
Efficiency ratio	68.03	51.22	64.84	63.55	68.40
Noninterest expense to average total assets (1)	2.60	2.88	2.45	2.61	2.52
Average interest–earning assets to average interest–bearing liabilities	131.53	133.35	133.23	133.62	132.29
Number of full service offices	19	19	19	19	19
Employees (full time equivalents) (2)	235	236	245	250	237

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$12,016	$13,805	$12,473	$11,738	$10,613
Interest-bearing deposits in other financial institutions	66,206	84,399	74,461	80,457	81,963
Securities, at fair value	83,240	88,179	103,921	112,452	102,661
Loans receivable, net	1,306,475	1,323,793	1,267,787	1,287,823	1,277,553
Other real estate owned, net	921	1,226	985	1,187	1,802
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	8,026	8,026	8,026	8,311	8,290
Premises held-for-sale	—	—	—	—	5,581
Premises and equipment, net	31,474	25,205	24,473	24,441	24,628
Bank owned life insurance	18,839	18,809	18,781	18,746	22,925
Deferred taxes	5,023	6,235	8,911	10,199	11,363
Other assets	12,800	15,648	12,666	12,144	12,550
Total assets	$1,545,020	$1,585,325	$1,532,484	$1,567,498	$1,559,929

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,326,746	$1,352,484	$1,295,770	$1,295,853	$1,278,007
Borrowings	16,106	21,049	21,232	50,901	60,983
Other liabilities	25,948	24,642	23,399	26,516	22,587
Total liabilities	1,368,800	1,398,175	1,340,401	1,373,270	1,361,577
Stockholders’ equity	176,220	187,150	192,083	194,228	198,352
Total liabilities and stockholders’ equity	$1,545,020	$1,585,325	$1,532,484	$1,567,498	$1,559,929
(1)Annualized

(2)	Second quarter 2018 full time equivalents employees include summer interns. These employees typically work from May through August.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019	2018
	IQ	IVQ	IIIQ	IIQ	IQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$16,526	$16,146	$15,373	$15,020	$14,748
Total interest expense	3,307	3,043	2,408	2,039	1,727
Net interest income before provision (recovery)	13,219	13,103	12,965	12,981	13,021
Provision for (recovery of) loan losses	(87)	403	(23)	23	(258)
Net interest income	13,306	12,700	12,988	12,958	13,279
Noninterest income	1,624	8,674	1,570	3,094	1,539
Noninterest expense	10,098	11,155	9,425	10,215	9,959
Income before income tax	4,832	10,219	5,133	5,837	4,859
Income tax expense (1)	1,281	2,803	1,396	1,207	1,300
Net income	$3,551	$7,416	$3,737	$4,630	$3,559
Basic earnings per common share	$0.22	$0.44	$0.22	$0.26	$0.20
Diluted earnings per common share	$0.22	$0.44	$0.22	$0.26	$0.20

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$930	$998	$1,003	$989	$978
Loan fee income	23	208	71	90	70
Commercial mortgage brokerage fees	—	—	12	85	41
Residential mortgage banking fees	28	31	34	24	30
Gain (loss) on sales of equity securities	295	3,572	—	(14)	—
Unrealized gain on equity securities	—	3,427	—	—	—
Loss on disposal of other assets	(19)	—	—	—	—
Gain on sale of premises held-for-sale	—	—	—	93	—
Trust insurance commissions and annuities income	205	267	207	250	213
Earnings on bank owned life insurance	30	28	35	45	66
Bank-owned life insurance death benefit	—	—	—	1,389	—
Other	132	143	208	143	141
Total noninterest income	$1,624	$8,674	$1,570	$3,094	$1,539

Noninterest Expense
Compensation and benefits	$5,703	$6,755	$5,120	$5,790	$5,322
Office occupancy and equipment	1,845	1,795	1,629	1,662	1,731
Advertising and public relations	161	237	194	274	143
Information technology	692	726	717	708	641
Supplies, telephone, and postage	399	363	341	396	333
Amortization of intangibles	20	21	20	21	122
Nonperforming asset management	54	40	60	51	202
Loss (gain) on sales of other real estate owned	(95)	—	(12)	47	21
Valuation adjustments of other real estate owned	—	—	1	1	25
Operations of other real estate owned	51	77	70	87	115
FDIC insurance premiums	108	99	115	104	119
Other	1,160	1,042	1,170	1,074	1,185
Total noninterest expense	$10,098	$11,155	$9,425	$10,215	$9,959

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019	2018
	IQ	IVQ	IIIQ	IIQ	IQ
LOANS
One–to–four family residential real estate	$66,833	$70,371	$77,591	$84,048	$92,056
Multi–family mortgage	634,328	619,870	581,880	571,886	578,144
Nonresidential real estate	148,601	152,442	148,010	155,627	163,856
Construction and land	145	172	1,130	1,316	1,328
Commercial loans	172,264	187,406	167,547	163,925	162,564
Commercial leases	289,750	299,394	297,103	316,555	285,222
Consumer	1,846	1,539	1,416	1,469	1,494
	1,313,767	1,331,194	1,274,677	1,294,826	1,284,664
Net deferred loan origination costs	1,062	1,069	1,213	1,176	1,230
Allowance for loan losses	(8,354)	(8,470)	(8,103)	(8,179)	(8,341)
Loans, net	$1,306,475	$1,323,793	$1,267,787	$1,287,823	$1,277,553

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$695	$647	$1,290	$987	$964
Multi–family mortgage	27,871	71,101	31,633	21,838	14,339
Nonresidential real estate	1,641	7,120	1,166	1,310	2,011
Commercial loans	155,123	171,048	164,974	164,048	150,804
Commercial leases	27,611	52,929	27,296	77,744	20,771
Consumer	1,174	913	695	672	584
	$214,115	$303,758	$227,054	$266,599	$189,473
Weighted average rate	6.15%	5.91%	5.96%	5.62%	5.61%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$4,195	$7,590	$7,135	$8,959	$6,453
Multi–family mortgage	13,308	35,135	19,804	27,911	24,524
Nonresidential real estate	5,542	4,315	8,890	9,499	8,148
Construction and land	27	27	184	15	31
Commercial loans	170,387	151,768	161,359	162,544	140,449
Commercial leases	37,259	50,742	46,885	47,417	45,790
Consumer	781	868	762	704	631
	$231,499	$250,445	$245,019	$257,049	$226,026
Weighted average rate	5.91%	5.59%	5.56%	5.28%	4.97%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.

(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019	2018
	IQ	IVQ	IIIQ	IIQ	IQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$844	$1,240	$1,369	$1,538	$1,589
Multi–family mortgage	—	—	102	92	369
Nonresidential real estate loans	242	270	—	—	—
Commercial loans	354	—	—	—	—
Consumer loans	—	—	—	6	—
Nonaccrual loans	1,440	1,510	1,471	1,636	1,958

Other real estate owned:
One–to–four family residential real estate	921	875	634	833	935
Multi–family real estate	—	276	276	276	—
Nonresidential real estate	—	74	74	74	863
Land	—	1	1	4	4
Other real estate owned	921	1,226	985	1,187	1,802

Nonperforming assets	$2,361	$2,736	$2,456	$2,823	$3,760

Asset Quality Ratios
Nonperforming assets to total assets	0.15%	0.17%	0.16%	0.18%	0.24%
Nonperforming loans to total loans	0.11	0.11	0.12	0.13	0.15
Nonperforming commercial-related loans to total commercial-related loans (1)	0.05	0.02	0.01	0.01	0.03
Nonperforming residential and consumer loans to total residential and consumer loans	1.23	1.72	1.73	1.81	1.70
Allowance for loan losses to nonperforming loans	580.14	560.93	550.85	499.94	426.00

Concentrations of Credit
Commercial Real Estate for FFIEC Concentration Limits	$749,755	$737,887	$697,843	$694,555	$706,488
% FFIEC Total Capital	440.83%	413.00%	378.64%	378.45%	370.18%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$351,284	$370,512	$357,947	$299,138	$353,686
% FFIEC Total Capital	206.54%	207.38%	194.22%	162.99%	185.32%

Commercial Leases - Investment Grade	$157,215	$166,209	$181,131	$197,746	$186,052
Commercial Leases - Other	132,535	133,185	115,972	118,809	99,170

(1)	Commercial-related loans include Multi-family mortgage, Nonresidential, Construction, Land and Commercial loans and Leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019	2018
	IQ	IVQ	IIIQ	IIQ	IQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$384	$365	$409	$295	$362
Multi–family mortgage	214	216	310	218	222
Nonresidential real estate	95	98	99	100	149
Commercial loans	3,033	342	4,699	3,820	2,258
Consumer	9	7	10	1	—
	$3,735	$1,028	$5,527	$4,434	$2,991

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,470	$8,103	$8,179	$8,341	$8,366
Charge–offs:
One–to–four family residential real estate	(23)	(17)	(84)	(33)	(97)
Multi–family mortgage	—	—	—	(35)	—
Nonresidential real estate	(28)	(93)	—	—	—
Commercial loans	—		—	(140)	—
Consumer	(5)	(12)	(6)	(1)	—
	(56)	(122)	(90)	(209)	(97)
Recoveries:
One–to–four family residential real estate	17	76	25	6	99
Multi–family mortgage	8	8	8	10	8
Construction and land loans	—	—	2	—	—
Commercial loans	2	2	2	2	223
Commercial leases	—	—	—	5	—
Consumer	—	—	—	1	—
	27	86	37	24	330
Net (charge–offs) recoveries	(29)	(36)	(53)	(185)	233
Provision for (recovery of ) loan losses	(87)	403	(23)	23	(258)
Ending balance	$8,354	$8,470	$8,103	$8,179	$8,341

Allowance for loan losses to total loans	0.64%	0.64%	0.64%	0.63%	0.65%
Net (charge–off) recovery ratio (1)	(0.01)	(0.01)	(0.02)	(0.06)	0.07

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019	2018
	IQ	IVQ	IIIQ	IIQ	IQ
DEPOSITS
Noninterest–bearing demand	$222,328	$230,041	$225,446	$229,717	$232,593
Interest–bearing NOW accounts	266,402	275,830	283,561	281,603	283,311
Money market accounts	248,657	255,951	266,070	281,493	290,575
Savings deposits	155,505	152,334	155,232	158,731	160,093
Certificates of deposit - retail	341,266	332,053	275,160	251,974	232,910
Certificates of deposit - wholesale	92,588	106,275	90,301	92,335	78,525
	$1,326,746	$1,352,484	$1,295,770	$1,295,853	$1,278,007

SELECTED AVERAGE BALANCES
Total average assets	$1,553,484	$1,548,292	$1,540,522	$1,565,996	$1,581,833
Total average interest–earning assets	1,474,355	1,478,028	1,463,404	1,492,824	1,496,682
Average loans	1,304,385	1,296,108	1,274,788	1,291,339	1,294,387
Average securities	91,271	98,756	113,234	107,384	103,928
Average stock in FHLB & FRB	8,026	8,026	8,125	8,411	8,289
Average other interest–earning assets	70,673	75,138	67,257	85,690	90,078
Total average interest–bearing liabilities	1,120,957	1,108,397	1,098,424	1,117,188	1,131,372
Average interest–bearing deposits	1,106,582	1,085,611	1,059,929	1,055,228	1,070,635
Average borrowings	14,375	22,786	38,495	61,960	60,737
Average stockholders’ equity	184,957	188,643	194,745	197,314	199,672

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	4.55%	4.33%	4.17%	4.04%	4.00%
Average loans	4.77	4.59	4.43	4.34	4.33
Average securities	2.67	2.38	2.20	2.04	1.81
Average other interest–earning assets	2.71	2.61	2.28	1.81	1.62
Total average interest–bearing liabilities	1.20	1.09	0.87	0.73	0.62
Average interest–bearing deposits	1.18	1.07	0.85	0.70	0.58
Average cost of total deposits	0.99	0.89	0.70	0.57	0.48
Average cost of retail and commercial deposits	1.08	0.97	0.75	0.60	0.50
Average cost of wholesale deposits and borrowings	2.29	2.09	1.77	1.57	1.30
Average cost of funds	1.00	0.90	0.72	0.61	0.52
Net interest rate spread	3.35	3.24	3.30	3.31	3.38
Net interest margin	3.64	3.52	3.51	3.49	3.53
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019	2018
	IQ	IVQ	IIIQ	IIQ	IQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	11.41%	11.81%	12.53%	12.39%	12.72%
Tangible equity to tangible total assets (end of period)	11.40	11.80	12.53	12.38	12.71
Risk–based total capital ratio	15.47	16.33	17.40	16.73	17.72
Common Tier 1 (CET1)	14.76	15.61	16.67	16.02	16.98
Risk–based tier 1 capital ratio	14.76	15.61	16.67	16.02	16.98
Tier 1 leverage ratio	11.13	11.82	12.06	11.93	12.03
Tier 1 capital	$172,486	$182,404	$185,015	$185,836	$189,152
BankFinancial, NA
Risk–based total capital ratio	14.58%	15.30%	16.61%	15.83%	17.13%
Common Tier 1 (CET1)	13.86	14.57	15.88	15.12	16.38
Risk–based tier 1 capital ratio	13.86	14.57	15.88	15.12	16.38
Tier 1 leverage ratio	10.45	11.03	11.49	11.26	11.60
Tier 1 capital	$161,723	$170,194	$176,199	$175,349	$182,464

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$14.87	$14.95	$15.94	$17.65	$16.98
High	16.06	16.06	18.08	18.62	17.20
Low	13.46	13.88	15.32	15.07	15.07
Common shares outstanding	15,644,499	16,481,514	17,206,303	17,461,088	17,877,223
Book value per share	$11.26	$11.36	$11.16	$11.12	$11.10
Tangible book value per share	$11.26	$11.35	$11.16	$11.12	$11.09
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.09	$0.08
Dividend payout ratio	46.35%	22.74%	46.65%	34.20%	40.35%
Stock repurchases	$12,840	$10,691	$4,103	$7,167	$1,323
Stock repurchases – shares	837,015	724,789	254,785	415,889	81,500

EARNINGS PER SHARE COMPUTATIONS
Net income	$3,551	$7,416	$3,737	$4,630	$3,559
Average common shares outstanding	16,202,303	16,820,641	17,365,679	17,634,190	17,931,579
Unvested restricted stock shares	—	—	—	(375)	(940)
Weighted average common shares outstanding	16,202,303	16,820,641	17,365,679	17,633,815	17,930,639
Plus: Dilutive common shares equivalents	—	—	—	—	461
Weighted average dilutive common shares outstanding	16,202,303	16,820,641	17,365,679	17,633,815	17,931,100
Basic earnings per common share	$0.22	$0.44	$0.22	$0.26	$0.20
Diluted earnings per common share	$0.22	$0.44	$0.22	$0.26	$0.20